Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated May 22, 2024

to the currently effective Statement of Additional Information (the “SAI”), dated January 31, 2024, as may be supplemented from time to time, for Guggenheim Market Neutral Real Estate Fund and Guggenheim Risk Managed Real Estate Fund (collectively, the “Funds”)

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective immediately, Burak Hurmeydan is added as a portfolio manager of each Fund. Accordingly, the changes to the SAI set forth below are also effective immediately.

The section entitled “Portfolio Managers—Portfolio Manager Ownership of Fund Shares” of the SAI is amended by adding the following:

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Funds
Burak Hurmeydan[1]	Market Neutral Real Estate Fund	None
	Risk Managed Real Estate Fund	None

1 As of April 30, 2024

Please Retain This Supplement for Future Reference

SAI-SUPP-0524x0125